UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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89bio, Inc.

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Your Vote Counts! 89BIO, INC. 142 SANSOME STREET SECOND FLOOR SAN FRANCISCO, CA 94104 89BIO, INC. 2021 Annual Meeting Vote by June 1, 2021 11:59 PM ET You invested in 89BIO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2021. Vote Virtually at the Meeting* June 2, 2021 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/ETNB2021 *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D45115-P53924 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 19, 2021. If you would like to request a paper or email copy of the proxy materials or materials for future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote. com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D45116-P53924 1. Election of Directors: To be elected for terms expiring in 2024. Nominees: 01) Steven Altschuler, M.D. 02) Michael Hayden, M.B. Ch.B, Ph.D. 2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.